UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2008

ONCOLIN THERAPEUTICS, INC.
(Name of small business issuer specified in its charter)

Nevada	000-51541	88-0507007
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

6750 West Loop South, Suite 790
Bellaire, Texas 77401
(Address of principal executive offices)

(832) 426-7907

(800) 861-1175 [Fax]
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 4.01	Change in Independent Auditor	3

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.	3

10.1	Amended and Restated Note Agreement with Kevan Casey	5
10.2	Amended and Restated Note Agreement with K.M.Casey, Ltd and Secure Voice
Item 99.1	Letter from prior auditors	15

SIGNATURES		4

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 22, 2008 Oncolin Therapeutics, Inc. (“Oncolin”) and its subsidiary, Secure Voice Communications, Inc. (Secure) amended certain note agreements (the “Amended Notes”).  As of May 22, 2008, the outstanding principal and accrued interest on the prior notes was a total of $397,985.13.  The notes were originally due and payable on May 30, 2008 and May 31, 2008 and had interest rates between 9% and 10%.  The Amended Notes were amended to reflect an interest rate of 10% and the holder’s right to convert the unpaid principal and accrued interest into Oncolin common stock at the holder’s option at a price equal to the lower of $0.05 per share or 50% of the closing market price of Oncolin’s common stock on the trading day prior to conversion..  The original principal amount of the Amended Notes is $249,383.21 and $148,607.92, respectfully.  The Amended Notes are due on May 31, 2010.

Item 4.01	Changes in Registrant’s Certifying Accountants.

On May 22, 2008, the Board of Directors determined not to retain Thomas Leger & Co., L.L.P. as Oncolin’s independent auditors.  There have been no disagreements with Thomas Leger & Co., L.L.P on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure since their engagement in May 2006.

On May 27, 2008, Thomas Leger & Co., L.L.P sent a letter addressed to the Securities and Exchange Commission stating that Thomas Leger & Co., L.L.P agrees with the statements made in this Current Report.  Such letter is attached hereto as Exhibit 99.1.

On May 22, 2008, the Board of Directors of Oncolin announced their decision to retain the Certified Public Accounting firm of GBH CPAs, P.C. to serve as our independent Certifying Accountant for the fiscal year ended March 31, 2008.  The previous Certifying Accountant was not retained due to financial considerations.  This change was not due to any disagreement with management or with the policies, systems, controls or procedures of Oncolin.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2008, the Board of Directors appointed Steven M. Plumb, CPA to serve a one year term on the Board of Directors.  In connection with his appointment Mr. Plumb was granted an option to purchase 300,000 shares of our common stock at a price of $0.10 per share.  The option will vest as follows: 1/3 in six months, 1/3 in one year and the remainder in two years.  The term of the option is 4 years.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Amended and Restated Note Agreement with Kevan Casey
10.2	Amended and Restated Note Agreement with K.M.Casey, Ltd and Secure Voice
99.1	Letter from prior Independent Certified Public Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOLIN THERAPEUTICS, INC.

Date: May 27, 2008	By:	/s/ Steven M. Plumb, CPA
Steven M. Plumb
Chief Financial Officer and Principal Accounting Officer

Exh

Exhibit 10.1

AMENDED AND RESTATED CONVERTIBLE NOTE

May 21, 2008

FOR VALUE RECEIVED, this Amended and Restated Note Agreement, is entered into by and among KM Casey No. 1. LTD (“KM Casey”), Secure Voice Communications, Inc., a Florida corporation, which is controlled by KM Casey (“SVC Florida”), Oncolin Therapeutics, Inc., formerly known as Edgeline Holdings, Inc., a Nevada corporation (the “Company”) and Secure Voice Communications, Inc., a Texas corporation and wholly owned subsidiary of the Company (“SVC Texas”).

WHEREAS, on May 30, 2007, SVC Texas and SVC Florida entered into a note agreement, whereby SVC Florida loaned $200,000 to SVC Texas to be repaid plus accrued interest at 9% per annum by May 30, 2008 (“SVC Note”);

WHEREAS, on November 30, 2007, KM Casey and the Company entered into a note agreement, whereby KM Casey loaned $32,000 to the Company to be repaid plus accrued interest at 10% per annum by May 31, 2008 (“KM Casey Note”);

WHEREAS, the parties to the SVC Note and the KM Casey Note desire to amend and restate the SVC Note and the KM Casey Note, in this Amended and Restated Note, in which the Company shall be obligated to repay KM Casey a total of $249,383.21, which is the total amount of principal and interest due and payable under the SVC Note and the KM Casey Note (“Principal Amount”);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows

 The Company hereby promises to pay to the order of KM Casey or its registered assigns (“Holder”) the Principal Amount, together with all accrued but unpaid interest thereon, if any, on May 31, 2010 (the “Maturity Date”) to the extent such Principal Amount and interest has not been converted into the Company’s common stock, in accordance with the terms hereof, and to pay interest on the unpaid principal balance hereof at the rate of 10% per annum from the date hereof (the “Issuance Date”) until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof. Interest on this Note shall accrue daily commencing on the Issuance Date and shall be computed on the basis of a 365-day year, and shall be payable in accordance with Section 2(a) hereof. Notwithstanding anything contained herein, this Note shall bear interest from and after the occurrence and during the continuance of a default pursuant to Section 4(a), at the rate equal to the lower of fifteen percent (15%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

All payments of principal, interest on this Note (to the extent such Principal Amount (as defined below) is not converted into the Company common stock) shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by cashiers’ check. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

1 Interest.  The Company shall pay the accrued interest hereunder on the Maturity Date in cash, unless previously converted pursuant to Section 2.

2 Conversion.  The Holder shall have the right, at the Holder’s option, to convert this Note into shares of Company common stock on the following terms and conditions:

.1 Any part of the Principal Amount and accrued interest of this Note shall be convertible into shares of the Company’s common stock at the lesser of (i) $0.05 per share or (ii) 50% of the closing market price of the Company’s common stock the trading day prior to the Conversion Notice (as defined below) at the option of the Holder in whole or in part at any time following the Issuance Date up to and including the day that all of the Principal Amount and interest accrued but unpaid thereon, if any, are paid in full. The Holder shall effect conversions by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the “Conversion Notice”), which may be transmitted by facsimile. The Conversion Notice shall specify the date on which such conversion is to be effected (the “Conversion Date”).  If the Company’s debt to equity ratio exceeds 1-1 on or after 120 days from the date of this Agreement the Principal Amount and any accrued interest shall be convertible at a discount of 90% of the closing market price of the Company’s common stock  prior to the Conversion Notice. The Holder may request this ratio calculation at any time and it should be provided within 2 days of such request. This calculation is to be prepared from the Company’s balance sheet, that is prepared according to GAAP standards, by taking the total liabilities divided by the total assets

.2 Not later than ten (10) Business Days after the Conversion Date, the Company will deliver to the Holder a certificate representing the number of shares of the Company’s common stock being acquired upon the conversion of this Note.

.3 (i)           The Conversion Price under (i) above shall be subject to adjustment as provided herein.

If the Company, at any time while any Principal Amount of this Note is outstanding, (a) shall pay a stock dividend or otherwise make a distribution of shares of the Company’s common stock, (b) subdivide outstanding shares of the Company’s common stock into a larger number of shares, (c) combine outstanding shares of the Company’s common stock into a smaller number of shares, or (d) issue by reclassification of shares of the Company’s common stock any shares of capital stock of the Company, the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Company’s common stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Company’s common stock outstanding after such event. Any adjustment made pursuant to this Section 2(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

.4 The Company covenants that it will at all times reserve and keep available out of its authorized and unissued common stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of common stock as shall be issuable (taking into account the adjustments and restrictions of this Section 2) upon the conversion of this Note hereunder.

.5 After all of the Principal Amount and accrued interest has been paid in full or converted into the Company’s common stock, this Note shall automatically be deemed be canceled.

.6 Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally or by a nationally recognized overnight courier service to the Company at the address of the principal place of business of the Company.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company.

3 Replacement Notes.  In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note, shall be issued to the Holder.

4 Defaults and Remedies.

.1 Events of Default.  An “Event of Default” shall exist if any one or more of the following shall occur:

(i)           Failure by the Company to pay the principal and accrued interest on the Note at the Maturity Date; or

(ii)           If the Company shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or the Company admits in writing his inability to pay his debts as they mature, or the Company shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or other relief with respect to it or its debts; or

(iii)           There shall be commenced against the Company any action or proceeding of the nature referred to in subsection (ii) of this section, or seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of the property of the Company, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days.

.2 Remedies.  If an Event of Default occurs and is continuing with respect to the Note, the Holder may declare all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately.  The remedies under this Note shall be cumulative.

5 General

.1 Payment of Expenses.  The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in enforcing this Note and/or collecting any amount due under this Note.

.2 Savings Clause.  In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

.3 Amendment.  Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Holder.

.4 Assignment, Etc.  The Holder may assign or transfer this Note to any transferee. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and assigns.

.5 No Waiver.  No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

.6 Governing Law; Jurisdiction.

.1 This Note will be governed by and construed 1n accordance with the laws of the State of Texas without regard to any conflicts of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction.

.2 The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the Harris County, Texas, over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

.3 The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this note.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the day and in the year first above written.

Oncolin Therapeutics, Inc.

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chairman

KM Casey No. Ltd.

By: /s/ Kevan Casey
Name: Kevan Casey
Title: General Partner

Agreed and accepted:

Secure Voice Communications, Inc., a Texas corporation

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Director

Secure Voice Communications, Inc., a Florida corporation

By: /s/ Kevan Casey
Name: Kevan Casey
Title: Director

Exhibit 10.2

AMENDED AND RESTATED CONVERTIBLE NOTE

May 21, 2008

FOR VALUE RECEIVED, this Amended and Restated Note Agreement, is entered into by and between Kevan Casey (“Casey”) and Oncolin Therapeutics, Inc., formerly known as Edgeline Holdings, Inc., a Nevada corporation (the “Company”).

WHEREAS, on November 30, 2007, Casey and the Company entered into a note agreement, whereby Casey loaned $15,000 to the Company to be repaid plus accrued interest at 10% per annum by May 31, 2008 (“Casey Note”);

WHEREAS, from time to time since November 30, 2007, Casey has loaned the Company an additional $131,000 to be repaid plus accrued interest (“Casey Funding”);

WHEREAS, Casey and the Company desire to amend and restate the Casey Note and the Casey Funding, in this Amended and Restated Note, in which the Company shall be obligated to repay Casey a total of $148,601.92, which is the total amount of principal and interest due and payable under the Casey Note and the Casey Funding (“Principal Amount”);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows

 The Company hereby promises to pay to the order of Casey or its registered assigns (“Holder”) the Principal Amount, together with all accrued but unpaid interest thereon, if any, on May 31, 2010 (the “Maturity Date”) to the extent such Principal Amount and interest has not been converted into the Company’s common stock, in accordance with the terms hereof, and to pay interest on the unpaid principal balance hereof at the rate of 10% per annum from the date hereof (the “Issuance Date”) until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof. Interest on this Note shall accrue daily commencing on the Issuance Date and shall be computed on the basis of a 365-day year, and shall be payable in accordance with Section 2(a) hereof. Notwithstanding anything contained herein, this Note shall bear interest from and after the occurrence and during the continuance of a default pursuant to Section 4(a), at the rate equal to the lower of fifteen percent (15%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

All payments of principal, interest on this Note (to the extent such Principal Amount (as defined below) is not converted into the Company common stock) shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by cashiers’ check. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

6 Interest.  The Company shall pay the accrued interest hereunder on the Maturity Date in cash, unless previously converted pursuant to Section 2.

7 Conversion.  The Holder shall have the right, at the Holder’s option, to convert this Note into shares of Company common stock on the following terms and conditions:

.1 Any part of the Principal Amount and accrued interest of this Note shall be convertible into shares of the Company’s common stock at the lesser of (i) $0.05 per share or (ii) 50% of the  closing market price of the Company’s common stock prior to the Conversion Notice (as defined below) at the option of the Holder in whole or in part at any time following the Issuance Date up to and including the day that all of the Principal Amount and interest accrued but unpaid thereon, if any, are paid in full. The Holder shall effect conversions by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the “Conversion Notice”), which may be transmitted by facsimile. The Conversion Notice shall specify the date on which such conversion is to be effected (the “Conversion Date”).  If the Company’s debt to equity ratio exceeds 1-1 on or after 120 days from the date of this Agreement the Principal Amount and any accrued interest shall be convertible at a discount of 90% of the closing market price of the Company’s common stock  prior to the Conversion Notice. The Holder may request this ratio calculation at any time and it should be provided within 2 days of such request. This calculation is to be prepared from the Company’s balance sheet, that is prepared according to GAAP standards, by taking the total liabilities divided by the total assets.  Not later than ten (10) Business Days after the Conversion Date, the Company will deliver to the Holder a certificate representing the number of shares of the Company’s common stock being acquired upon the conversion of this Note.

.2 Not later than ten (10) Business Days after the Conversion Date, the Company will deliver to the Holder a certificate representing the number of shares of the Company’s common stock being acquired upon the conversion of this Note.

.3 (i)           The Conversion Price under (i) above shall be subject to adjustment as provided herein.

If the Company, at any time while any Principal Amount of this Note is outstanding, (a) shall pay a stock dividend or otherwise make a distribution of shares of the Company’s common stock, (b) subdivide outstanding shares of the Company’s common stock into a larger number of shares, (c) combine outstanding shares of the Company’s common stock into a smaller number of shares, or (d) issue by reclassification of shares of the Company’s common stock any shares of capital stock of the Company, the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Company’s common stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Company’s common stock outstanding after such event. Any adjustment made pursuant to this Section 2(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

.4 The Company covenants that it will at all times reserve and keep available out of its authorized and unissued common stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of common stock as shall be issuable (taking into account the adjustments and restrictions of this Section 2) upon the conversion of this Note hereunder.

.5 After all of the Principal Amount and accrued interest has been paid in full or converted into the Company’s common stock, this Note shall automatically be deemed be canceled.

.6 Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally or by a nationally recognized overnight courier service to the Company at the address of the principal place of business of the Company.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company.

8 Replacement Notes.  In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note, shall be issued to the Holder.

9 Defaults and Remedies.

.1 Events of Default.  An “Event of Default” shall exist if any one or more of the following shall occur:

(i)           Failure by the Company to pay the principal and accrued interest on the Note at the Maturity Date; or

(ii)           If the Company shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or the Company admits in writing his inability to pay his debts as they mature, or the Company shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or other relief with respect to it or its debts; or

(iii)           There shall be commenced against the Company any action or proceeding of the nature referred to in subsection (ii) of this section, or seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of the property of the Company, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days.

.2 Remedies.  If an Event of Default occurs and is continuing with respect to the Note, the Holder may declare all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately.  The remedies under this Note shall be cumulative.

10 General

.1 Payment of Expenses.  The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in enforcing this Note and/or collecting any amount due under this Note.

.2 Savings Clause.  In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

.3 Amendment.  Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Holder.

.4 Assignment, Etc.  The Holder may assign or transfer this Note to any transferee. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and assigns.

.5 No Waiver.  No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

.6 Governing Law; Jurisdiction.

.1 This Note will be governed by and construed 1n accordance with the laws of the State of Texas without regard to any conflicts of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction.

.2 The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the Harris County, Texas, over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

.3 The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this note.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the day and in the year first above written.

Oncolin Therapeutics, Inc.

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chairman

/s/Kevan Casey
Kevan Casey

EXHIBIT A

FORM OF NOTICE OF CONVERSION

(To be Executed by the Holder

in order to Convert a Note)

The undersigned hereby elects to convert the aggregate Principal Amount (as defined in the Note) indicated below of this Note into shares of the Company’s common stock of Oncolin Therapeutics, Inc. (the “Company”) according to the conditions hereof, as of the date written below.  No fee will be charged to the holder for any conversion.

Conversion information:

Date to Effect Conversion

Aggregate Principal Amount of Note Being Converted

Number of shares of Common Stock to be Issued

Signature

Name

Address

Exhibit 99.1

Thomas Leger and Co., L.L.P.
1235 North Loop West, Suite 907
Houston, Texas 77008

May 27, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.

RE: Oncolin Therapeutics, Inc.  – SEC File No. 000-50541

Dear Sir or Madam:

We have read the statements made by Oncolin Therapeutics, Inc., which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company’s Form 8-K report Dated May 27, 2008.  We agree with the statements regarding our firm made in the one paragraph of Item 4.01 of the Form 8-K.

We have no basis on which to agree or disagree with any other statements made in the Form 8-K and, accordingly, make no comment on such statements.

Very truly yours,

/s/ Thomas Leger & Co. L.L.P.
Thomas Leger & Co. L.L.P.